SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 8, 2003

Perini Corporation
(Exact name of Registrant as specified in its charter)

Massachusetts                                                  1-6314                                                  04-1717070
(State or other jurisdiction                                 (Commission                                            (I.R.S. Employer
of incorporation)                                               File Number)                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, Massachusetts                                                 01701
(Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code: (508) 628-2000

        The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation, statements regarding Perini Corporation’s (the “Company”) or its management’s expectations, hopes, beliefs, intentions or strategies regarding the future. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the continuing validity of the underlying assumptions and estimates of total forecasted project revenues, costs and profits and project schedules; the outcomes of pending or future litigation, arbitration or other dispute resolution proceedings; the availability of borrowed funds on terms acceptable to the Company; changes in federal and state appropriations for infrastructure projects; possible changes or developments in worldwide or domestic political, social, economic, business, industry, market and regulatory conditions or circumstances; and actions taken or omitted to be taken by third parties including the Company’s customers, suppliers, business partners, lenders and competitors and legislative, regulatory, judicial and other governmental authorities and officials. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     EXHIBIT NO.            DESCRIPTION
     99.1                   Press release of Perini Corporation issued on May 8, 2003

Item 9. Regulation FD Disclosure

        The following information is being furnished under Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

        On May 8, 2003, Perini Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of Perini Corporation’s press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PERINI CORPORATION

Dated:  May 8, 2003               By: /s/Robert Band
                                       Robert Band
                                       President & Chief Operating Officer

EXHIBIT INDEX

         99.1      Press Release of Perini Corporation dated May 8, 2003.